UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2009

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140545	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On October 21, 2009 the Company issued a press release announcing its listing approval upgrade to the NASDAQ Global Market, effective October 22, 2009.  A copy of the release is attached hereto as Exhibit 99.1 hereto.

 Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

99.1        Press Release, dated October 21, 2009, “Deer Consumer Products, Inc. Announces Listing Approval Upgrade to the NASDAQ Global Market”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deer Consumer Products, Inc.

Date: October 21, 2009	By:	/s/ Ying He
Name: Ying He
Title: Chief Executive Officer